UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2009

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.
On June 25, 2009, PHH Mortgage Corporation (“PHH Mortgage”), a wholly-owned subsidiary of PHH Corporation (“PHH”, “Company”, “we” or “our”), extended the term of its $1.5 billion committed mortgage repurchase facility (the “Mortgage Repurchase Facility”) for a subsequent 364-day period, upon the payment of certain renewal fees, as provided for in that certain Amended and Restated Master Repurchase Agreement, dated as of June 26, 2008, as amended (the “Amended Repurchase Agreement”), among PHH Mortgage, as seller, and The Royal Bank of Scotland plc (“RBS”), as buyer. The Second Amended and Restated Guaranty (the “Amended Guaranty”), dated as of June 26, 2008, executed by PHH in favor of RBS and Greenwich Capital Financial Products, Inc., an affiliate of RBS, with regard to certain of the obligations and covenants of PHH Mortgage under the Amended Repurchase Agreement and agreements related thereto will remain in effect for the duration of the Mortgage Repurchase Facility, which will mature according to its current terms on June 24, 2010.
No other provisions of the Amended Repurchase Agreement or the Amended Guaranty were modified in connection with the renewal of the Mortgage Repurchase Facility on June 25, 2009.
The foregoing description of the Amended Repurchase Agreement and Amended Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements, and related amendments thereto, which were previously disclosed in and included as (i) Exhibit Nos. 10.1 and 10.2 to the Current Report on Form 8-K we filed with the Securities and Exchange Commission (“SEC”) on July 1, 2008, (ii) Exhibit Nos. 10.73 and 10.77 to our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC on March 2, 2009, and (iii) Exhibit No. 10.75 to our Quarterly Report on Form 10-Q for the three months ended March 31, 2009 filed with the SEC on May 1, 2009 and are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects “, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008 and in our Quarterly Report on Form 10-Q for the three months ended March 31, 2009 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ William F. Browm
	Name:	William F. Browm
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: June 25, 2009